                                  EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the annual report on Form 10-K for the year ended December 31, 2004 (the "Form 10-K") of Mercantile Bank Corporation (the "Issuer").

     I, Charles E. Christmas, Senior Vice President, Chief Financial Officer and Treasurer of the Issuer, certify that:

     (i)  the Form 10-K fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: February 24, 2005


                                        /s/ Charles E. Christmas
                                        ----------------------------------------
                                        Charles E. Christmas
                                        Senior Vice President, Chief Financial
                                           Officer and Treasurer